UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 2, 2022
Glatfelter Corporation
______________________________________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4350 Congress Street, Suite 600, Charlotte, North Carolina		28209

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:		704 885-2555
(N/A)
______________________________________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Glatfelter Corporation (the “Company”) is filing this Amendment No. 1 (the “8-K/A”) to its Current Report on Form 8-K filed on December 5, 2022 (“Original Report”) to disclose the adopted amendments to the Company’s Amended and Restated Bylaws. The Original Report had the information below but the Signatures page was incorrectly dated. The sole purpose of this 8-K/A is to correct the date on the Signatures page of the December 5, 2022 Form 8-K. No disclosure has changed from the December 5, 2022 Form 8-K as a result of this error.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 2, 2022, the Board of Directors (the “Board”) of Glatfelter Corporation (the “Company”) adopted amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”). The Bylaws were amended to clarify the eligibility requirements for proxy access by shareholders, including a cap on the number of nominees that may be submitted and specifying the minimum ownership threshold to be eligible for proxy access, in addition to certain other administrative changes.

The foregoing description is qualified in its entirety by reference to the Amended and Restated By-laws, which are filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are being filed herewith as part of this Current Report on Form 8-K.

Exhibit number	Description
3.1	Amended and Restated Bylaws of the Company, as amended dated December 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glatfelter Corporation

December 6, 2022	By:	/s/ Jill L. Urey

Name: Jill L. Urey
Title: Vice President, Deputy General Counsel and Corporate Secretary